IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


- - - - - - - - - - - - - - - - - - - -x
                                       :
In re:                                 :    Chapter 11
                                       :
POLAROID CORPORATION,                  :    Case No. 01-10864 (PJW)
         et al.,                       :
                                       :    Jointly Administered
                           Debtors.    :
                                       :
- - - - - - - - - - - - - - - - - - - -x

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
            PERIOD FROM SEPTEMBER 1, 2003 THROUGH SEPTEMBER 28, 2003


                  PLEASE TAKE NOTICE that on October 28, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from September 1, 2003 through September 28, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

                  PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        October 28, 2003



                                    /s/ Gregg M. Galardi
                                    ----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                                                    Exhibit A

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED September 28, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Balance Sheet
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes

along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in September 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period September 1, 2003 through and including September 28, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



                                              /s/ Kevin Pond
Dated: October 28, 2003                       _________________________________
                                                     Debtor in Possession

                                              Title: President

                                              Phone Number: (781) 386-2000


                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                 September 2003


Must be completed each month                                                           Yes              No

1.  Have any assets been sold or transferred outside the normal course of                               No
    business this reporting period? If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in                               No
    possession account this reporting period? If yes, provide an explanation below.

       Note: All cash disbursements for the month of September 2003 were made in the Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in September 2003 by the other Debtor companies.

3.  Have all postpetition tax returns been timely filed? If no, provide an             Yes (A)
    explanation below.
    (A) As previously reported in the December 2001 report to the Bankruptcy
    Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to
    Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC.
    If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

    As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary
    PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.  Are workers compensation, general liability and other necessary insurance          Yes
    coverages in effect? If no, provide an explanation below.



                                                                Polaroid Corporation
                                                    Statement of Cash Receipts and Disbursements
                                                    Period September 1, 2003 - September 28, 2003
                                                                     (in U.S. $'s)



                                          Beginning                                             Ending     Recon-
                                            Book                    Transfers                    Book      ciling     Bank
Account Name                  Account #    Balance      Receipts    In/(Out)  Disbursements     Balance     Items    Balance
----------------------       ---------- -------------- ----------- --------- -------------- ------------ ---------- -----------
Bank of New York             6903534891/ $2,983,041.92
                             76001691637
Cash Receipts:

Account transfer

Tax/escrow refunds                                        $  0.00

Interest                                                  $728.88

Other recoveries                                          $669.31

Cash Disbursements:

Professional fee payments
  (See Exhibit A)                                                              $573,677.46

Management and
  transitional services                                                        $ 76,468.79

Other payments made pursuant
  to an order of the Court                                                     $342,682.20


All other costs                                                                $ 12,000.00
                                        -------------- ----------- --------- ------------- ------------ ---------- ------------

Balance at September 28, 2003            $2,983,041.92  $1,398.19     $0.00  $1,004,828.45 $1,979,611.66 $9,877.93 $1,989,489.59


JP Morgan Chase Tax
  Escrow Account            507-895053   $4,047,710.21

Cash Receipts:

Interest                                               $1,696.71

Cash Disbursements:

Account transfer

Tax payments
                                        -------------- ----------- --------- -------------- ------------ ---------- ------------


Balance at September 28, 2003            $4,047,710.21  $1,696.71     $0.00          $0.00 $4,049,406.92     $0.00  $4,049,406.92


                                        -------------- ----------- --------- ------------- ------------- ---------- -------------

Balance at September 28, 2003            $7,030,752.13  $3,094.90     $0.00  $1,004,828.45 $6,029,018.58 $9,877.93  $6,038,896.51
                                        ============== =========== ========= ============= ============= =========  =============

                                                      POLAROID CORPORATION
                                                PROFESSIONAL FEE PAYMENT SUMMARY



[1 of 4 - Table]

              PROFESSIONAL VENDOR                 Nov. 2001   Dec. 2001  Jan. 2002  Feb. 2002  Mar. 2002  Apr. 2002  May, 2002
-----------------------------------------------  ------------------------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                  $965,791
Kroll Zolfo Cooper, LLC                                                              $340,166    $225,000  $304,000   $286,000
KPMG LLP                                                                                                              $320,269
Bingham Dana LLP
--------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                             $335,796
Miller, Buckfire, Lewis
--------------------------------------------
Donlin, Recano & Company, Inc.                      $19,500                           $85,611     $25,000   $30,000    $55,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                $264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin
    Financial Advisors, Inc.                                                         $351,399              $130,000   $125,000
Groom Law Group
McShane                                                                                                      $9,666    $20,479
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                 ------------------------------------------------------------------------------
      TOTAL                                           $19,500       $0        $0     $777,176  $1,551,587  $738,134   $806,748
                                                 ------------------------------------------------------------------------------

                  ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                       $8,400                                       $12,768
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl,
   Young, Jones & Weintraub, P.C.

                                                 ------------------------------------------------------------------------------
      TOTAL                                                $0       $0    $8,400           $0          $0        $0    $12,768
                                                 ------------------------------------------------------------------------------

                                                 ------------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                         $19,500       $0    $8,400     $777,176  $1,551,587  $738,134   $819,516
                                                 ==============================================================================

                                                    POLAROID CORPORATION
                                               PROFESSIONAL FEE PAYMENT SUMMARY




[2 of 4 - Table continued]

              PROFESSIONAL VENDOR                     June, 2002     July, 2002   August, 2002  Sept. 2002  Oct. 2002    Nov. 2002
-------------------------------------------------  -----------------------------------------------------------------------------

Skadden, Arps, Slate, Meagher & Flom (Illinois)                        $552,209     $1,049,686            $1,795,123    $ 357,703
Kroll Zolfo Cooper, LLC                                  547,000       $256,834     $  263,542     231683   $502,971    $ 192,769
KPMG LLP                                                  14,953                    $   86,663              $225,536
Bingham Dana LLP                                                                                            $11,629
--------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                   $711,204
Miller, Buckfire, Lewis                                                                                     $481,767
--------------------------------------------
Donlin, Recano & Company, Inc.                            98,000                     $ 118,285      24558    $16,904    $  44,587
Akin, Gump, Strauss, Hauer & Feld, L..L..P.              324,000       $214,532      $ 111,431     387916   $416,558    $ 140,135
Young Conaway Stargatt & Taylor LLP                                          $0                              $54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.   130,000       $378,601                             $233,343
Groom Law Group                                          200,000                                    27510    $63,644
McShane                                                                              $   4,966       2989    $12,296
Greenberg Traurig LLP
Buck Consultants                                                                                    13884      41136    $   3,312
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                 ---------------------------------------------------------------------------------
      TOTAL                                           $1,313,953     $2,113,380     $1,634,573   $688,540 $3,855,160     $738,506
                                                 ---------------------------------------------------------------------------------

                             ORDINARY COURSE PROFESSIONAL VEND

Arthur Andersen LLP
Foley Hoag & Eliot                                                                         440
Horal & Chvosta Law Offices                                                               2125          0
Merrill Communication                                                                    11567                  1795
Pro-Legal Services                                                                        1625
Goodwin Procter                                                                           9722                  5705
Ikon Office Solutions                                                                    15427
Kekst & Company Inc                                                                                 13683
JP Morgan                                                                                               0
Kilkpatrick & Lockhart LLP                                                                          10263      46672       $16,407
David Feldman & Associates                                                                          15550
Davies Polk & Wardwell                                                                              43336      13258
Thommessen Krefting Greve LLP                                                                        2221
Duplicating USC, Inc.                                                                                6732
Hewitt Associates LLC                                                                                   0      7213
Coffman, De Fries & Northern                                                                            0      3290
American Stock Transfer & Trust                                                                         0      3200
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.

                                                 ---------------------------------------------------------------------------------
      TOTAL                                                      $0          $0        $40,906    $91,785    $81,133      $16,407
                                                 ---------------------------------------------------------------------------------

                                                 ---------------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                            $1,313,953  $2,113,380     $1,675,479   $780,325 $3,936,293      $754,913
                                                 =================================================================================

                                          POLAROID CORPORATION
                                      PROFESSIONAL FEE PAYMENT SUMMARY



[3 of 4 - Table continued]

              PROFESSIONAL VENDOR                     Dec. 2002   Jan. 2003    Feb. 2003  Mar. 2003  Apr. 2003
-----------------------------------------------  -----------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)       $  77647                    73614     59701    278027
Kroll Zolfo Cooper, LLC                                               42840       32483     15842      9412
KPMG LLP                                              $  31800                              45378
Bingham Dana LLP
----------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
----------------------------------------------
Donlin, Recano & Company, Inc.                        $  17398        37738       14969     42554     68521
Akin, Gump, Strauss, Hauer & Feld, L..L..P.           $ 194866        39347       40288     75444     41585
Young Conaway Stargatt & Taylor LLP                                                                   17531
Houlihan Lokey Howard & Zukin
   Financial Advisors, Inc.                           $ 509600       120738
Groom Law Group                                                      116652
McShane                                               $   8140         8880        2164
Greenberg Traurig LLP
Buck Consultants                                      $   7314         2494
Wind Down Associates, LLC                             $  29096        97202       24908     26569     27120
BTB Associates LLC                                                                           4080      4081
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                 ------------------------------------------------------------
      TOTAL                                           $ 875861       465892      188426    269567    446276
                                                 ------------------------------------------------------------

                  ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                                                                      720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                                11584
Goodwin Procter                                       $    606                                        12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                             $   1825        -1825
Kilkpatrick & Lockhart LLP                            $   7712                    16557     19707      3262
David Feldman & Associates
Davies Polk & Wardwell                                                26552       17635     17286     48872
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                 $   2094          788        3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                       $   6400                     3200
FTI Consultants                                       $  14390                                         7556
Baker Botts, LLP                                      $    119                                680
Reimer & Braunstein, LLP                              $   3064
Morrison & Forester, LLP                              $  17012         1572                 11952
Baker & McKenzie                                      $    666
Morris, Nichols, Arsht & Tunnel                                                             13086
Fidelity Investments Institution                                                            20800
Prince, Lobel, Glovsky & Tye                                                                  362
KPMG LLP (Canada)                                                                            9300
Barnes, Richardson & Colburn                                                                         141511
Ernst & Young, LLP                                                                                   550000
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.

                                                 ------------------------------------------------------------
      TOTAL                                           $  53888        27087       52393     93173    764441
                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                         $929,749       492979      240819    362740   1210718
                                                 ============================================================

                          POLAROID CORPORATION
                    PROFESSIONAL FEE PAYMENT SUMMARY



[4 of 4 - Table continued]

              PROFESSIONAL VENDOR                              May, 2003     June, 2003   July, 2003  August, 2003   Sept. 2003
-----------------------------------------------  -------------------------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                    146666       205989      335071        166772        130623
Kroll Zolfo Cooper, LLC                                             46551                   152040
KPMG LLP                                                                                     35312
Bingham Dana LLP                                                                             62572
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                                      38996        33489       23560         14665         17344
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                           61781        47778      217817                       72194
Young Conaway Stargatt & Taylor LLP                                               8476       71519
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                          201486      200000        160766
Groom Law Group                                                                  31850       47471
McShane
Greenberg Traurig LLP
Buck Consultants                                                                             12870
Wind Down Associates, LLC                                           36288        35209       99450         32975         45052
BTB Associates LLC                                                   3559         6353        7746          5671          5064
Traxi LLC - Perry M. Mandarino                                     110214       140601      187953        110502
Proskauer Rose LLP                                                              221598       48521        190071        225534

                                                               ----------------------------------------------------------------
      TOTAL                                                        444056       932829     1501902        681423        495811
                                                               ----------------------------------------------------------------

                  ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                                                                                                 7500
Kilkpatrick & Lockhart LLP                                           7056         5583       10450                        3872
David Feldman & Associates
Davies Polk & Wardwell                                               8108        14346       51381         25059         45047
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                                                                                     3417
Coffman, De Fries & Northern                                                      3782                       908
American Stock Transfer & Trust
FTI Consultants                                                     19987        18786       22258          5186         18031
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                                         34404       19310         79500
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                      3003                                    722
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn                                                                 20456
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young, Jones & Weintraub, P.C.                                        7719         18240

                                                               ----------------------------------------------------------------
      TOTAL                                                         38153        76901      131574        129614         77866
                                                               ----------------------------------------------------------------

                                                               ----------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                                      482209      1009731     1633476        811037        573677
                                                               ================================================================

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)



ASSETS

TOTAL CASH                                                  6,029,019

NET RECEIVABLES - THIRD PARTY
                                                                    0
NET RECEIVABLES - INTERCOMPANY
                                                                    -
NET INVENTORIES
                                                                    -
TOTAL PREPAID EXPENSES
                                                                    -

                                                    ------------------
TOTAL CURRENT ASSETS                                        6,029,019
                                                    ------------------

NET FIXED ASSETS
                                                                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES
                                                                  (0)
OTHER NONCURRENT ASSETS                                       462,226

TOTAL NON-CURRENT ASSETS                                      462,226

                                                    ------------------
TOTAL ASSETS                                                6,491,245
                                                    ==================


LIABILITIES
POST-PETITION NOTES
                                                                    -
POST-PETITION PAYABLES - THIRD PARTY                          623,669
POST-PETITION PAYABLES - INTERCOMPANY
                                                                    -
TOTAL POST-PETITION ACCRUALS                                  352,796

                                                    ------------------
TOTAL POST-PETITION CURRENT LIABILITIES                       976,465

TOTAL POST-PETITION NON-CURRENT LIABILITIES
                                                                    -

TOTAL PREPETITION  LIABILITIES                            860,978,847

                                                    ------------------
TOTAL LIABILITIES                                         861,955,311

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (855,464,066)

                                                    ------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      6,491,245
                                                    ==================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)

[1 of 6 - Table]


                                                Polaroid         Polaroid Latin     Polaroid Asia
                                              Corporation         America Corp.      Pacific Ltd.     Inner City, Inc.
                                              -----------         -------------      ------------     ----------------
ASSETS

TOTAL CASH                                       6,029,019                 -                  -                   -

NET RECEIVABLES - THIRD PARTY                            0                 -                  -                   -

NET RECEIVABLES - INTERCOMPANY                           -                 -                  -                   -

NET INVENTORIES                                          -                 -                  -                   -

TOTAL PREPAID EXPENSES                                   -                 -                  -                   -


                                             ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             6,029,019                 -                  -                   -

                                             ---------------------------------------------------------------------------

NET FIXED ASSETS                                         -                 -                  -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES       78,611,939                 -                  -                   -

OTHER NONCURRENT ASSETS                            462,226                 -                  -                   -

TOTAL NON-CURRENT ASSETS                        79,074,165                 -                  -                   -

                                             ---------------------------------------------------------------------------
TOTAL ASSETS                                    85,103,184
                                                                           -                  -                   -
                                             ===========================================================================


LIABILITIES
POST-PETITION NOTES                                      -                 -                  -                   -

POST-PETITION PAYABLES - THIRD PARTY               623,669                 -                  -                   -

POST-PETITION PAYABLES - INTERCOMPANY                    -                 -                  -                   -

TOTAL POST-PETITION ACCRUALS                       352,796                 -                  -                   -

                                             ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES            976,465                 -                  -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES
                                                         -                 -                  -                   -

TOTAL PREPETITION  LIABILITIES                 859,600,046           202,165             64,705              77,106

                                             ---------------------------------------------------------------------------
TOTAL LIABILITIES                              860,576,510           202,165             64,705              77,106

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)        (775,473,326)         (202,165)           (64,705)            (77,106)

                                             ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)          85,103,184                 0                  -                   -

                                             ===========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)

[2 of 6 - Table continued]


                                                   Polaroid       Polaroid Digital       Polaroid ID           Polaroid
                                                Eyewear, Inc.     Solutions, Inc.       Systems, Inc.       Malaysia, Ltd.
                                                -------------     ---------------       -------------       --------------
ASSETS

TOTAL CASH                                               -                    -                   -                     -

NET RECEIVABLES - THIRD PARTY                            -                    -                   -                     -

NET RECEIVABLES - INTERCOMPANY                           -                    -                   -                     -

NET INVENTORIES                                          -                    -                   -                     -

TOTAL PREPAID EXPENSES                                   -                    -                   -                     -

                                             ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     -                    -                   -                     -

                                             ---------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                    -                   -                     -


INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                -                    -                   -                     -

OTHER NONCURRENT ASSETS                                  -                    -                   -                     -

TOTAL NON-CURRENT ASSETS                                 -                    -                   -                     -

                                             ---------------------------------------------------------------------------------
TOTAL ASSETS                                             -                    -                   -                     -

                                             =================================================================================
LIABILITIES
POST-PETITION NOTES                                      -                    -                   -                     -

POST-PETITION PAYABLES - THIRD PARTY                     -                    -                   -                     -

POST-PETITION PAYABLES - INTERCOMPANY                    -                    -                   -                     -

TOTAL POST-PETITION ACCRUALS                             -                    -                   -                     -

                                             ---------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -                    -                   -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES              -                    -                   -                     -

TOTAL PREPETITION  LIABILITIES                           -                    -             828,812               199,078

                                             ---------------------------------------------------------------------------------
TOTAL LIABILITIES                                        -                    -             828,812               199,078

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   -                    -           (828,812)             (199,078)

                                             ---------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   -                    -                   -                     -
                                             =================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)

[3 of 6 - Table continued]


                                                  Sub Debt                 PRD                PRD           Polaroid Memorial
                                               Partners Corp.       Investment, Inc.     Capital, Inc.          Drive LLC
                                               --------------       ----------------     -------------          ---------
ASSETS

TOTAL CASH                                                 -                     -                -                       -

NET RECEIVABLES - THIRD PARTY                              -                     -                -                       -

NET RECEIVABLES - INTERCOMPANY                             -                     -                -                       -

NET INVENTORIES                                            -                     -                -                       -

TOTAL PREPAID EXPENSES
                                                           -                     -                -                       -

                                             ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS
                                                           -                     -                -                       -
                                             ----------------------------------------------------------------------------------

NET FIXED ASSETS                                           -                     -                -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                  -                     -                -                       -

OTHER NONCURRENT ASSETS                                    -                     -                -                       -

TOTAL NON-CURRENT ASSETS                                   -                     -                -                       -

                                             ----------------------------------------------------------------------------------
TOTAL ASSETS                                               -                     -                                        -

                                             ==================================================================================

LIABILITIES
POST-PETITION NOTES                                        -                     -                -                       -

POST-PETITION PAYABLES - THIRD PARTY                       -                     -                -                       -

POST-PETITION PAYABLES - INTERCOMPANY                      -                     -                -                       -

TOTAL POST-PETITION ACCRUALS                               -                     -                -                       -

                                             ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    -                     -                -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                -                     -                -                       -

TOTAL PREPETITION  LIABILITIES                           673                     -                -                       -

                                             ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                        673                     -                -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (673)                    -                -                       -

                                             ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     -                     -                     -                  -
                                             ==================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)

[4 of 6 - Table continued]

                                                                                     Polaroid Asia
                                                   Polaroid                             Pacific
                                                Partners, Inc.    Polint, Inc.    International, Inc.    PMC, Inc.
                                                --------------    ------------    -------------------    ---------
ASSETS

TOTAL CASH                                                -               -                      -            -

NET RECEIVABLES - THIRD PARTY                             -               -                      -            -

NET RECEIVABLES - INTERCOMPANY                            -               -                      -            -

NET INVENTORIES                                           -               -                      -            -

TOTAL PREPAID EXPENSES                                    -               -                      -            -

                                             ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      -               -                      -            -
                                             ------------------------------------------------------------------------

NET FIXED ASSETS                                          -               -                      -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                 -               -                      -            -

OTHER NONCURRENT ASSETS                                   -               -                      -            -

TOTAL NON-CURRENT ASSETS                                  -               -                      -            -

                                             ------------------------------------------------------------------------
TOTAL ASSETS                                              -               -                      -            -
                                             ========================================================================


LIABILITIES

POST-PETITION NOTES                                       -               -                      -            -

POST-PETITION PAYABLES - THIRD PARTY                      -               -                      -            -

POST-PETITION PAYABLES - INTERCOMPANY                     -               -                      -            -

TOTAL POST-PETITION ACCRUALS                              -               -                      -            -

                                             ------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                   -               -                      -            -

TOTAL POST-PETITION NON-CURRENT LIABILITIES               -               -                      -            -

TOTAL PREPETITION  LIABILITIES                            -               -                  6,034          228

                                             ------------------------------------------------------------------------
TOTAL LIABILITIES                                         -               -                  6,034          228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    -               -                 (6,034)        (228)

                                             ------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                    -               -                      -            -
                                             ========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)

[5 of 6 - Table continued]

                                                                                                                     Polaroid
                                              International    Mag Media,      Polaroid Eyewear   Polaroid Dry       Online
                                             Polaroid Corp.     Limited         Far East Inc.     Imaging LLC   Services, Inc.
                                             --------------    ----------       -------------     -----------   --------------
ASSETS

TOTAL CASH                                              -            -                     -              -                -

NET RECEIVABLES - THIRD PARTY                           -            -                     -              -                -

NET RECEIVABLES - INTERCOMPANY                          -            -                     -              -                -

NET INVENTORIES                                         -            -                     -              -                -

TOTAL PREPAID EXPENSES                                  -            -                     -              -                -

                                             ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    -            -                     -              -                -
                                             ----------------------------------------------------------------------------------

NET FIXED ASSETS                                        -            -                     -              -                -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES               -            -                     -              -                -

OTHER NONCURRENT ASSETS                                 -            -                     -              -                -

TOTAL NON-CURRENT ASSETS                                -            -                     -              -                -

                                             ----------------------------------------------------------------------------------
TOTAL ASSETS                                            -            -                     -              -                -
                                             ==================================================================================


LIABILITIES

POST-PETITION NOTES                                     -            -                     -              -                -

POST-PETITION PAYABLES - THIRD PARTY                    -            -                     -              -                -

POST-PETITION PAYABLES - INTERCOMPANY                   -            -                     -              -                -

TOTAL POST-PETITION ACCRUALS                            -            -                     -              -                -

                                             ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 -            -                     -              -                -

TOTAL POST-PETITION NON-CURRENT LIABILITIES             -            -                     -              -                -

TOTAL PREPETITION  LIABILITIES                          -            -                     -              -                -

                                             ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                       -            -                     -              -                -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  -            -                     -              -                -

                                             ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                  -            -                     -              -                -
                                             ==================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 28, 2003
(in U.S. $'s)

[6 of 6 - Table continued]



                                               Subtotal           US Adjustments       Eliminations                  Total
                                               --------           --------------       ------------               -------------
ASSETS

TOTAL CASH                                     6,029,019                      -                 -                   6,029,019

NET RECEIVABLES - THIRD PARTY                          0                      -                 -                           0

NET RECEIVABLES - INTERCOMPANY                         -                      -                 -                           -

NET INVENTORIES                                        -                      -                 -                           -

TOTAL PREPAID EXPENSES                                 -                      -                 -                           -

                                             ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           6,029,019                      -                 -                   6,029,019
                                             ---------------------------------------------------------------------------------

NET FIXED ASSETS                                       -                      -                 -                           -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES     78,611,939           (78,461,939)         (150,000)                         (0)

OTHER NONCURRENT ASSETS                          462,226                      -                 -                     462,226

TOTAL NON-CURRENT ASSETS                      79,074,165           (78,461,939)         (150,000)                     462,226

                                             ---------------------------------------------------------------------------------
TOTAL ASSETS                                  85,103,184           (78,461,939)         (150,000)                   6,491,245
                                             =================================================================================


LIABILITIES

POST-PETITION NOTES                                      -                      -                 -                           -

POST-PETITION PAYABLES - THIRD PARTY               623,669                      -                 -                     623,669

POST-PETITION PAYABLES - INTERCOMPANY                    -                      -                 -                           -

TOTAL POST-PETITION ACCRUALS                       352,796                      -                 -                     352,796

                                             -----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES            976,465                      -                 -                     976,465

TOTAL POST-PETITION NON-CURRENT LIABILITIES              -                      -                 -                           -

TOTAL PREPETITION  LIABILITIES                 860,978,847                      -                 -                 860,978,847

                                             -----------------------------------------------------------------------------------
TOTAL LIABILITIES                              861,955,311                      -                 -                 861,955,311

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)        (776,852,127)           (78,461,939)         (150,000)               (855,464,066)

                                             -----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)          85,103,184           (78,461,939)         (150,000)                   6,491,245
                                             ===================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 28, 2003
(in U.S. $'s)

[1 of 6 - Table]

                                            Polaroid          Polaroid Latin       Polaroid Asia
                                           Corporation        America Corp.        Pacific Ltd.        Inner City, Inc.
                                           --------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                 17,858,030                    -                   -                      -

     Non-Interest Overdrafts                                                  -                   -                      -

     Current Long-Term Debt                    573,900,990                    -                   -                      -

                                           --------------------------------------------------------------------------------
PRE-PETITION NOTES                             591,759,019                    -                   -                      -


Pre-Petition Payables
     Trade Accounts Payable                     58,663,695              162,520                   -                 77,106

     Interco Payables-US to Foreign                      -                    -                   -                      -

     Interco Payables-Foreign to US                      -                    -                   -                      -

     Interco Payables-Domestic Subs
                                                         -                    -                   -                      -
     Interco Payables-Foreign Subs                       -                    -                   -                      -

                                           --------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     58,663,695              162,520                   -                 77,106


Pre-Petition Accruals:

     Reserve Restructuring                      11,452,323                    -                   -                      -

     Accrued Payroll & Related Expenses          8,692,842                    -              64,705                      -

     Accrued Tax & Gov't Accounts                        -                    -                   -                      -

     Accrued Income Taxes                          (17,456)                   -                   -                      -

     Deferred Income Tax - Current                       -                    -                   -                      -

     Accrued Warranty                                    -                    -                   -                      -

     Other Accrued Liabilities                  48,992,819               31,007                   -                      -

     Post-Retirement Medical                             -                    -                   -                      -

     Post-Employment Benefits                            -                    -                   -                      -

     Other Accrued Taxes                        11,984,603                    -                   -                      -
                                           --------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     81,105,132               31,007              64,705                      -

                                           --------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES         731,527,846              193,527              64,705                 77,106
                                           --------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                    -                   -                      -

     Post-Employment Benefits                   31,510,165                    -                   -                      -

     Long-Term Debt                                      -                    -                   -                      -

     Deferred Taxes                              1,891,782                8,639                   -                      -

     Other                                      94,670,253                    -                   -                      -
                                           --------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES     128,072,199                8,639                   -                      -

                                           --------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                 859,600,046              202,165              64,705                 77,106
                                           ================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 28, 2003
(in U.S. $'s)

[2 of 6 - Table continued]

                                             Polaroid           Polaroid Digital         Polaroid ID            Polaroid
                                           Eyewear, Inc.        Solutions, Inc.         Systems, Inc.        Malaysia, Ltd.
                                           --------------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           -                        -                    -                     -

     Non-Interest Overdrafts                              -                        -                    -                     -

     Current Long-Term Debt                               -                        -                    -                     -
                                           --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                        -                        -                    -                     -

Pre-Petition Payables

     Trade Accounts Payable                               -                        -              614,635                     -

     Interco Payables-US to Foreign                       -                        -                    -                     -

     Interco Payables-Foreign to US                       -                        -                    -                     -

     Interco Payables-Domestic Subs                       -                        -                    -                     -

     Interco Payables-Foreign Subs                        -                        -                    -                     -
                                           --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               -                        -              614,635                     -

Pre-Petition Accruals:

     Reserve Restructuring                                -                        -                    -                     -

     Accrued Payroll & Related Expenses                   -                        -                    -                     -

     Accrued Tax & Gov't Accounts                         -                        -                    -                     -

     Accrued Income Taxes                                 -                        -              214,177               199,078

     Deferred Income Tax - Current                        -                        -                    -                     -

     Accrued Warranty                                     -                        -                    -                     -

     Other Accrued Liabilities                            -                        -                    -                     -

     Post-Retirement Medical                              -                        -                    -                     -

     Post-Employment Benefits                             -                        -                    -                     -

     Other Accrued Taxes                                  -                        -                    -                     -
                                           --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -                        -              214,177               199,078

                                           --------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -                        -              828,812               199,078
                                           --------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:

     Post-Retirement Medical                              -                        -                    -                     -

     Post-Employment Benefits                             -                        -                    -                     -

     Long-Term Debt                                       -                        -                    -                     -

     Deferred Taxes                                       -                        -                    -                     -

     Other                                                -                        -                    -                     -
                                           --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -                        -                    -                     -

                                           --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -                        -              828,812               199,078
                                           ======================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 28, 2003
(in U.S. $'s)

[3 of 6 - Table continued]

                                                Sub Debt                  PRD                 PRD             Polaroid Memorial
                                             Partners Corp.        Investment, Inc.      Capital, Inc.            Drive LLC
                                           -------------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:

     Bank Notes                                              -                       -                 -                      -

     Non-Interest Overdrafts                                 -                       -                 -                      -

     Current Long-Term Debt                                  -                       -                 -                      -
                                           -------------------------------------------------------------------------------------
PRE-PETITION NOTES
                                                             -                       -                 -                      -

Pre-Petition Payables

     Trade Accounts Payable                                  -                       -                 -                      -

     Interco Payables-US to Foreign                          -                       -                 -                      -

     Interco Payables-Foreign to US                          -                       -                 -                      -

     Interco Payables-Domestic Subs                          -                       -                 -                      -

     Interco Payables-Foreign Subs                           -                       -                 -                      -
                                           -------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                  -                       -                 -                      -

Pre-Petition Accruals:

     Reserve Restructuring                                   -                       -                 -                      -

     Accrued Payroll & Related Expenses                      -                       -                 -                      -

     Accrued Tax & Gov't Accounts                            -                       -                 -                      -

     Accrued Income Taxes                                    -                       -                 -                      -

     Deferred Income Tax - Current                           -                       -                 -                      -

     Accrued Warranty                                        -                       -                 -                      -

     Other Accrued Liabilities                             673                       -                 -                      -

     Post-Retirement Medical                                 -                       -                 -                      -

     Post-Employment Benefits                                -                       -                 -                      -

     Other Accrued Taxes                                     -                       -                 -                      -
                                           -------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                673                       -                 -                      -

                                           -------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     673                       -                 -                      -
                                           -------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:

     Post-Retirement Medical                                 -                       -                 -                      -

     Post-Employment Benefits                                -                       -                 -                      -

     Long-Term Debt                                          -                       -                 -                      -

     Deferred Taxes                                          -                       -                 -                      -

     Other                                                   -                       -                 -                      -
                                           -------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                   -                       -                 -                      -

                                           -------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             673                       -                 -                      -
                                           =====================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 28, 2003
(in U.S. $'s)

[4 of 6 - Table continued]
                                                                                      Polaroid Asia
                                                Polaroid                                 Pacific
                                             Partners, Inc.      Polint, Inc.      International, Inc.      PMC, Inc.
                                           ------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:

     Bank Notes                                              -                 -                        -              -

     Non-Interest Overdrafts                                 -                 -                        -              -

     Current Long-Term Debt                                  -                 -                        -              -
                                           ------------------------------------------------------------------------------
PRE-PETITION NOTES
                                                             -                 -                        -              -

Pre-Petition Payables

     Trade Accounts Payable                                  -                 -                        -              -

     Interco Payables-US to Foreign                          -                 -                        -              -

     Interco Payables-Foreign to US                          -                 -                        -              -

     Interco Payables-Domestic Subs                          -                 -                        -              -

     Interco Payables-Foreign Subs                           -                 -                        -              -
                                           ------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                  -                 -                        -              -

Pre-Petition Accruals:

     Reserve Restructuring                                   -                 -                        -              -

     Accrued Payroll & Related Expenses                      -                 -                    6,034              -

     Accrued Tax & Gov't Accounts                            -                 -                        -              -

     Accrued Income Taxes                                    -                 -                        -            228

     Deferred Income Tax - Current                           -                 -                        -              -

     Accrued Warranty                                        -                 -                        -              -

     Other Accrued Liabilities                               -                 -                        -              -

     Post-Retirement Medical                                 -                 -                        -              -

     Post-Employment Benefits                                -                 -                        -              -

     Other Accrued Taxes                                     -                 -                        -              -
                                           ------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                  -                 -                    6,034            228

                                           ------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                       -                 -                    6,034            228
                                           ------------------------------------------------------------------------------


NON-CURRENT LIABILITIES

Pre-Petition Non-Current Liabilities:

     Post-Retirement Medical                                 -                 -                        -              -

     Post-Employment Benefits                                -                 -                        -              -

     Long-Term Debt                                          -                 -                        -              -

     Deferred Taxes                                          -                 -                        -              -

     Other                                                   -                 -                        -              -
                                           ------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                   -                 -                        -              -

                                           ------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                               -                 -                    6,034            228
                                           ==============================================================================



POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 28, 2003
(in U.S. $'s)

[5 of 6 - Table continued]
                                                                                                                    Polaroid
                                            International    Mag Media,   Polaroid Eyewear      Polaroid Dry         Online
                                            Polaroid Corp.     Limited      Far East Inc.        Imaging LLC     Services, Inc.
                                           ------------------------------------------------------------------------------------

CURRENT LIABILITIES

Pre-Petition Notes:

     Bank Notes                                        -             -                   -                -                 -

     Non-Interest Overdrafts                           -             -                   -                -                 -

     Current Long-Term Debt                            -             -                   -                -                 -
                                           ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                     -             -                   -                -                 -

Pre-Petition Payables

     Trade Accounts Payable                            -             -                   -                -                 -

     Interco Payables-US to Foreign                    -             -                   -                -                 -

     Interco Payables-Foreign to US                    -             -                   -                -                 -

     Interco Payables-Domestic Subs                    -             -                   -                -                 -

     Interco Payables-Foreign Subs                     -             -                   -                -                 -
                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            -             -                   -                -                 -

Pre-Petition Accruals:

     Reserve Restructuring                             -             -                   -                -                 -

     Accrued Payroll & Related Expenses                -             -                   -                -                 -

     Accrued Tax & Gov't Accounts                      -             -                   -                -                 -

     Accrued Income Taxes                              -             -                   -                -                 -

     Deferred Income Tax - Current                     -             -                   -                -                 -

     Accrued Warranty                                  -             -                   -                -                 -

     Other Accrued Liabilities                         -             -                   -                -                 -

     Post-Retirement Medical                           -             -                   -                -                 -

     Post-Employment Benefits                          -             -                   -                -                 -

     Other Accrued Taxes                               -             -                   -                -                 -
                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            -             -                   -                -                 -

                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 -             -                   -                -                 -
                                           ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES

Pre-Petition Non-Current Liabilities:

     Post-Retirement Medical                           -             -                   -                -                 -

     Post-Employment Benefits                          -             -                   -                -                 -

     Long-Term Debt                                    -             -                   -                -                 -

     Deferred Taxes                                    -             -                   -                -                 -

     Other                                             -             -                   -                -                 -
                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES             -             -                   -                -                 -

                                           ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         -             -                   -                -                 -
                                           ==================================================================================



POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 28, 2003
(in U.S. $'s)

[6 of 6 - Table continued]


                                              Subtotal           US Adjustments         Eliminations           Total
                                           ---------------------------------------------------------------------------------

CURRENT LIABILITIES

Pre-Petition Notes:


     Bank Notes                                   17,858,030                       -                  -          17,858,030

     Non-Interest Overdrafts                               -                       -                  -                   -

    Current Long-Term Debt                      573,900,990                       -                  -         573,900,990
                                           ---------------------------------------------------------------------------------
PRE-PETITION NOTES                               591,759,019                       -                  -         591,759,019

Pre-Petition Payables

     Trade Accounts Payable                       59,517,956                       -                  -          59,517,956

     Interco Payables-US to Foreign                        -                       -                  -                   -

     Interco Payables-Foreign to US                        -                       -                  -                   -

     Interco Payables-Domestic Subs                        -                       -                  -                   -

     Interco Payables-Foreign Subs                         -                       -                  -                   -
                                           ---------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                       59,517,956                       -                  -          59,517,956

Pre-Petition Accruals:

     Reserve Restructuring                        11,452,323                                                     11,452,323

     Accrued Payroll & Related Expenses            8,763,581                       -                  -           8,763,581

     Accrued Tax & Gov't Accounts
                                                           -                       -                  -                   -

     Accrued Income Taxes                            396,027                       -                  -             396,027

     Deferred Income Tax - Current                         -                       -                  -                   -

     Accrued Warranty                                      -                       -                  -                   -

     Other Accrued Liabilities                    49,024,499                       -                  -          49,024,499

     Post-Retirement Medical                               -                       -                  -                   -

     Post-Employment Benefits                              -                       -                  -                   -

     Other Accrued Taxes                          11,984,603                                                     11,984,603
                                                                                   -                  -
                                           ---------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                       81,621,033                       -                  -          81,621,033

                                           ---------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES           732,898,009                       -                  -         732,898,009
                                           ---------------------------------------------------------------------------------


NON-CURRENT LIABILITIES

Pre-Petition Non-Current Liabilities:

     Post-Retirement Medical                               -                       -                  -                   -

     Post-Employment Benefits                     31,510,165                       -                  -          31,510,165

     Long-Term Debt                                        -                       -                  -                   -

     Deferred Taxes                                1,900,421                       -                  -           1,900,421

     Other                                        94,670,253                       -                  -          94,670,253
                                          ---------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES       128,080,838                                                    128,080,838
                                                                                   -                  -

                                           ---------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                   860,978,847                       -                  -         860,978,847

                                           =================================================================================

Polaroid Corporation
Statement of Operations and Taxes
For the period 9/1/03 to 9/28/03
(in U.S.$'s)

Debtor Name:  Polaroid Corporation
Case No:      01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in September 2003.


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[JPMorganChase letterhead]                                                               August 30, 2003 - September 30, 2003
                                                                                         Page 1 of 1

                                                                     507 000 TS          Business Statement
                 POLAROID-OEP IMAGING CORPORATION                                        Customer Service
                 ATTN: KEVIN R. POND                                                     If there are any questions regarding
                 PRIMARY PDC INC.                                                        your account, please call your
                 1265 MAIN STREET                                                        Relationship Manager.
                 WALTHAM MA 02451

                                                                                         Primary Account Number       507-895053
                                                                                         Number of Checks Enclosed:   0

                 Money Market Account      507-895053                                         POLAROID-OEP IMAGING CORPORATION

---------------- ---------------------------------  --------  -------------------------  -----------------  --------------------
Summary                                                                Number                 Amount

                 Opening Balance                                                             $4,047,710.21
                 .................................  ........  ............................................  ....................
                 Deposits and Credits                                     1                      $1,696.71
                 .................................  ........  ............................................  ....................
                 Withdrawals and Debits                                                              $0.00
                 .................................  ........  ............................................  ....................
                 Checks Paid                                                                         $0.00
---------------- ---------------------------------  --------  --------------------------------------------  --------------------
                 Ending Balance                                                              $4,049,406.92

                 ---------------------------------------------------------------------------------------------------------------
                 Average Balance                              $4,047,710.13
                 .................................  ........  ......................... .................  .....................
                 Interest Paid for 30 Day(s)                      $1,696.71      Interest Credited Year to Date     $20,245.92

                 Interest Rate(s):                  09/23 to 09/23 at 0.51%
                                                    09/24 to 09/24 at 0.53%
                                                    09/25 to 09/25 at 0.58%
                                                    09/26 to 09/28 at 0.53%
                                                    09/29 to 09/29 at 0.54%
                                                    09/30 to 09/30 at 0.67%
---------------- --------------------------------- -----------------------------------  -----------------  ----------------------
Deposits and     Date    Description                                                                                 Amount
Credits

                 ................................... .................................   .................  .....................
                 09/30   Interest Paid                                                                               $1,696.71
                 ----------------------------------------------------------------------------------------------------------------
                 Total                                                                                               $1,696.71
---------------------------------------------------------------------------------------------------------------------------------
Daily Balance

                 .................................       .........................               ................................
                 Date                 Balance            Date         Balance                     Date                  Balance
                 .................................       ........................                ................................
                 09/30           $4,049,406.92
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[The Bank of New York Letterhead]                                                                Business Banking Statement

                                                                       Period:          08/30/03 to 09/30/03
                                                                       Page:            1 of 4
                                                                       Enclosures:      43

                                                                                                                    4837

                                                                                                                  --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743
--------------------------------------------------------------------------------------------------------------------------------
Summary                                                                                                                Credit
of Accounts           Account Type             Account No.                      Assets               Loans            Available

                      Checking Account         690-3534891                      155,000.00
                      Mutual Fund              76001691637                    1,834,489.59
                      ----------------------------------------------------------------------------------------------------------
                      TOTAL                                                   1,989,489.59             .00                 .00
                      ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Mutual Fund           MUTUAL FUNDS
Information           o   are NOT insured by the FDIC
                      o   are NOT deposits or other obligations of The Bank of
                          New York and are NOT guaranteed by The Bank of New
                          York; and
                      o   are subject to investment risks, including possible
                          loss of principal amount invested.
--------------------------------------------------------------------------------------------------------------------------------
Check                 Activity                                                                         Account No. 690-3534891
Invest
                      Date     Description                                         Debits            Credits           Balance
                      ----------------------------------------------------------------------------------------------------------
                      08/30    OPENING BALANCE                                                                       155,000.00
                      ---------------------------------------------------------------------------------------------------------
                      09/02    2 CHECKS                                          181,437.12-                          26,437.12-
                      09/02    CHECKINVEST TRANSFER                                               181,437.12         155,000.00
                      09/03    2 CHECKS                                            5,895.93-                         149,104.07
                      09/03    CHECKINVEST TRANSFER                                                 5,895.93         155,000.00
                      09/04    2 CHECKS                                           12,100.00-                         142,900.00
                      09/04    CHECKINVEST TRANSFER                                                12,100.00         155,000.00
                      09/05    B/O POLAROID CORP                                                      669.31         155,669.31
                               2003090501124NPN
                      09/05    2 CHECKS                                            4,230.00-                         151,439.31
                      09/05    CHECKINVEST TRANSFER                                                 3,560.69         155,000.00
                      09/08    4 CHECKS                                           13,832.00                          141,168.00
                      09/08    CHECKINVEST TRANSFER                                                13,832.00         155,000.00
                      09/09    1 CHECK                                             7,500.00                          147,500.00
                      09/09    CHECKINVEST TRANSFER                                                 7,500.00         155,000.00
                      09/10    2 CHECKS                                            5,371.61-                         149,628.39
                      09/10    CHECKINVEST TRANSFER                                                 5,371.61         155,000.00
                      09/11    2 CHECKS                                           73,694.11-                          81,305.89
                      09/11    CHECKINVEST TRANSFER                                                73,694.11         155,000.00
                      09/12    3 CHECKS                                          162,490.94-                           7,490.94-
                      09/12    CHECKINVEST TRANSFER                                               162,490.94         155,000.00
                      09/15    1 CHECK                                             1,500.00-                         153,500.00
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                                   Exhibit B

                   Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor
LLP
The Brandywine Building,
17th Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

Adam Harris, Esquire
O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, New York 10112-0002
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commission
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier

Perry M. Mandarino
Partner
Traxi LLC
212 West 35th Street
New York, New York 10001
By Overnight Courier

Laura Davis Jones, Esq.
Rachel Lowy Werkheiser, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
919 N. Market Street, 16th Floor
P.O. Box 8705 (19899)
Wilmington, DE 19801
By Hand-Delivery

Marc A. Beilinson, Esq.
Ellen M. Bender, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
10100 Santa Monica Blvd., Suite 1100
Los Angeles, CA 90067
By Overnight Courier

Michael E. Foreman, Esq.
James D. Meade, Esq.
Proskauer Rose LLP
1585 Broadway
New York, NY 10036-8299
By Overnight Courier